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                                                                   Exhibit 10.36
                                  EXHIBIT A-4
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                      AMENDED AND RESTATED TERM-LINE NOTE
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$30,000,000                                                     January 31, 1997


     FOR VALUE RECEIVED, MATRIX FINANCIAL SERVICES CORPORATION, an Arizona corporation ("BORROWER"), promises to pay to the order of BANK ONE, TEXAS, N.A. ("LENDER"), that portion of the principal amount of $30,000,000 that may from time to time be disbursed and outstanding under this note together with interest.

     This note is a "Term-Line Note" under the Amended and Restated Loan Agreement (as renewed, extended, amended, or restated, the "LOAN AGREEMENT") dated as of January 31, 1997, between Borrower, Lender, certain other Lenders, and Bank One, Texas, N.A., as Agent for Lenders. All of the defined terms in the Loan Agreement have the same meanings when used -- unless otherwise defined -- in this note.

     This note incorporates by reference the principal and interest payment terms in the Loan Agreement for this note, including, without limitation, the final maturity. Principal and interest are payable to the holder of this note through Agent at either (a) its offices at 1717 Main Street, Dallas, Texas 75201, or (b) at any other address so designated by Agent in written notice to Borrower.

     This note incorporates by reference all other provisions in the Loan Agreement applicable to this note -- such as provisions for disbursements of principal, applicable-interest rates before and after Default, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Borrower and other obligors, assurances and security, choice of Texas and United States federal Law, usury savings, and other matters applicable to Loan Documents under the Loan Agreement.

     This note is an amendment, restatement, renewal, extension, modification of, consolidation of, and substitution for, the existing Term-Line Notes (as the same may have been amended and replaced to the date hereof, the "FORMER NOTES"), which Former Notes were executed and delivered pursuant to the Existing Loan Agreement.


                              MATRIX FINANCIAL SERVICES CORPORATION,
                              as Borrower


                              By    ____________________________________________
                                    Thomas J. Osselaer, Executive Vice President

                                                                     EXHIBIT A-4
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